Annual Shareholder Meeting May 19, 2026 NASDAQ: CIVB | civb.com | civista.bank WELCOME

FORWARD-LOOKING STATEMENTS Forward-Looking Statements. This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Civista. For these statements, Civista claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this presentation should be considered in conjunction with the other information available about Civista, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Civista's reports filed with the Securities and Exchange Commission, including those described in "Item 1A Risk Factors" of Part I of Civista's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and any additional risks identified in the Company's subsequent Form 10-Q's. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Civista does not undertake, and specifically disclaims any obligation, to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Use of Non-GAAP Financial Measures. This presentation and related materials may contain references to measures which are not defined in generally accepted accounting principles ("GAAP"). These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation's results of operations. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide a greater understanding of ongoing operations and enhance comparability of results with prior periods Sources of Information: Company Management and S&P Global Market Intelligence

President, CEO, and Chairman of Civista Bancshares, Inc. and CEO of Civista Bank DENNIS G. SHAFFER WELCOME & INTRODUCTIONS

BOARD OF DIRECTORS Dennis G. Shaffer Chairman, President, and CEO, Civista Bancshares, Inc. and CEO, Civista Bank Charles A. Parcher Executive Vice President, Civista Bancshares, Inc. and President, Civista Bank Darci L. Congrove CPA - Managing Director, GBQ Partners, LLC Mark J. Macioce President, Chief Information Officer MASCO Corporations Julie A. Mattlin Principal and Owner, DKMG Consulting, LLC. M. Patricia Oliver Retired Partner, Tucker, Ellis, LLP and Founder, The Oliver Consulting Group Clyde A. Perfect, Jr. President and CEO, Perfect North Slopes Harry Singer President and CEO, Sandusco, Inc. and ICM Distributing Company, Inc. Nathan E. Weaks President, Automatic Feed Company Lorina W. Wise Chief Human Resources Officer, Nationwide Children’s Hospital Gerald B. Wurm President, Wurm’s Woodworking Co. and Creative Plastics International

CHARLES PARCHER Corporate Secretary, Civista Bancshares, Inc. LANCE MORRISON Recording Secretary, Civista Bancshares, Inc. KAREN TERENZI Executive Vice President of Civista Bancshares, Inc. and President of Civista Bank

BRIAN FRANEY Vorys, Sater, Seymour and Pease, LLP TONY WEIS BetaNXT / DFIN REX MORGAN PLANTE MORAN, LLC

2026 ANNUAL MEETING NOTICE OF MEETING AFFIDAVIT 2025 MEETING MINUTES

PROPOSAL PRESENTATION PROPOSAL NO. 1: Election of 11 Directors to the Board of Civista Bancshares, Inc. PROPOSAL NO. 2: Approval by non-binding advisory vote of the compensation of Civista Bancshares, Inc.’s named Executive Officers as disclosed in the Proxy Statement. PROPOSAL NO. 3: Ratification of the appointment of Plante & Moran, PLLC as Civista Bancshares, Inc.’s independent accounting firm for the fiscal year ending December 31, 2026.

MANAGEMENT PRESENTATION President, CEO, and Chairman of Civista Bancshares, Inc. and CEO of Civista Bank DENNIS G. SHAFFER

2025 FINANCIAL PERFORMANCE Stock price $22.22 at 12/31/2025 from $21.04 at 12/31/2024 Dividend increase to $0.18 per quarter in January 2026 6th dividend increase since end of 2020 (64% increase) 6 research firms; target stock price range of $26-29. 1 rated as strong buy, 2 rated as buy, 3 rated as hold Acquired and converted The Farmers Savings Bank approx. $106 million of loans, $236 million of deposits

Total Ending Assets $4.3 Billion, up from $4.1 Billion EOY 2024 Full Year Net Income of $46.2 million 46% increase compared to Full Year 2024 EPS of $2.64 compared to $2.01 in Full Year 2024 Net Interest Margin of 3.61% 40 bps increase over Full Year 2024 ROA of 1.11% and ROE of 10.28% Compared to 0.80% and 8.40% in 2024 respectively 2025 FINANCIAL PERFORMANCE

2025 FINANCIAL PERFORMANCE Strong credit quality Minimal delinquencies and charge offs Allowance at 1.28%

MANAGEMENT PRESENTATION Executive Vice President of Civista Bancshares, Inc. and President of Civista Bank CHARLES PARCHER

Grow Relationships & Core Deposits Position Digital to Grow the Bank Invest in Talent & Culture to Drive the Strategic Plan Leverage Technology to Optimize Profitability Increase digital deposit account openings Implement enhanced fraud prevention tools Enhance data analytics tools Deepen existing relationships Execute small business initiative Increase # of relationships; and lifetime customer value Re-skill, up-skill, cross-skill current employees Continue to focus on culture that promotes success and growth for employees and organization Automate labor intensive processes with RPA (Robotics) Optimize capital through customer profitability tools STRATEGIC PRIORITIES 2024-2027

GROW RELATIONSHIPS & CORE DEPOSITS We remain focused on: Primary banking relationships Cross-selling across our product set Serving customers who value a relationship, not just a transaction Deeping existing relationships Attracting customers aligned with our model

POSITION DIGITAL TO GROW THE BANK We are investing in: Digital onboarding and account opening Improved customer experience Enhanced fraud prevention and security Automation to improve efficiency and accuracy

LEVERAGE TECHNOLOGY TO OPTIMIZE PROFITABILITY We will leverage automation and process improvement to: Reduce friction Improve scalability Enhance accountability Focus resources on customer-facing activity

INVEST IN TALENT & CULTURE TO DRIVE THE STRATEGIC PLAN We continue to invest in: Talent development Performance management Leadership depth A culture of accountability, collaboration, and engagement

CLOSING COMMENTS

THANK YOU We appreciate your confidence in our vision. NASDAQ: CIVB | civb.com | civista.bank

QUESTIONS & ANSWERS

PROPOSAL VOTING RESULT PROPOSAL NO. 1: Election of 11 Directors to the Board of Civista Bancshares, Inc. PROPOSAL NO. 2: Approval by non-binding advisory vote of the compensation of Civista Bancshares, Inc.’s named Executive Officers as disclosed in the Proxy Statement. PROPOSAL NO. 3: Ratification of the appointment of Plante & Moran, PLLC as Civista Bancshares, Inc.’s independent accounting firm for the fiscal year ending December 31, 2026.

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